UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04809

Liberty All-Star Equity Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Tane T. Tyler, Secretary Liberty All-Star Equity Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2008

Item 1.  Report of Shareholders

LIBERTY ALL-STAR® EQUITY FUND USA

Second Quarter Report | 06.30.2008

ALL STAR® EQUITY FUND

LIBERTY ALL-STAR® EQUITY FUND

Period Ending June 30, 2008

Fund Statistics

Net Asset Value (NAV)	$6.65
Market Price	$5.87
Discount	11.7%

	Quarter	Year-to-Date
Distributions	$0.19	$0.38
Market Price Trading Range	$5.85 to $6.92	$5.81 to $7.12
Discount Range	9.5% to 12.1%	6.2% to 13.0%

Performance

Shares Valued at NAV	(3.4)%	(13.2)%
Shares Valued at NAV with Dividends Reinvested	(3.0)%	(12.6)%
Shares Valued at Market Price with Dividends Reinvested	(5.4)%	(11.7)%
S&P 500 Index	(2.7)%	(11.9)%
Lipper Large-Cap Core Mutual Fund Average*	(1.6)%	(11.5)%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	74th	70th
Number of Funds in Category	865	850

*                Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Large-Cap Core Open- end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The return for the unmanaged S&P 500 Index includes dividends. A description of the Lipper benchmark and the S&P 500 Index can be found on page 32.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

LIBERTY ALL-STAR® EQUITY FUND PRESIDENT’S LETTER July 2008

Fellow Shareholders:

The second quarter got off to a promising start, as broad market indices posted gains in April and May after declining for five straight months from November through March. June, however, proved to be a different story, as it dashed investors’ hopes and led most equity indices to post double-digit declines for the first half of 2008. As shareholders may have read already, it was the worst June for the Dow Jones Industrial Average since the Great Depression. Looking at more recent history, it was the third straight quarterly decline for the S&P 500 Index, and the worst second quarter since 2002.

In the second quarter, the woes that have plagued stock markets since the latter half of 2007 continued – with a vengeance. Oil and other commodity prices soared to record levels. The housing market remained in the doldrums. Unemployment ticked upward and consumer sentiment fell to its lowest level since 1980. And the credit crisis, with all its far-reaching implications, seemed to raise new doubts about the stability of financial institutions large and small. In fact, financials were the poorest performing sector, as banks and other financial institutions took write-downs and reported disappointing earnings. With vehicle sales falling dramatically, Gen- eral Motors Corp. lost 40 percent of its value during the quarter. Twenty-two of 30 Dow Industrial stocks closed the quarter in the red.

Volatility moderated somewhat over the quarter, but it would be hard to convince many investors of that. As measured by the Volatility Index (VIX), volatility was 108 percent higher in the first quarter of 2008 than in the year-earlier period. The VIX declined in the second quarter – but was still 51 percent higher on average than it was in the second quarter of 2007.

At June 30, the S&P 500 Index had fallen 2.7 percent for the quarter and 11.9 percent for the first half. The Nasdaq Composite Index actually rose 0.8 percent, but was off 13.2 percent for the half. The Lipper Large-Cap Core Mutual Fund Average, the primary benchmark for Liberty All-Star Equity Fund, lost 1.6 percent for the quarter and 11.5 percent for the half.

Turning to the Fund itself, the net asset value (NAV) declined 3.4 percent for the second quarter and was off 3.0 percent with shares valued at NAV with dividends reinvested. Shares valued at market price with dividends reinvested showed a 5.4 percent decline. For the first half, the same measures, respectively, were -13.2 percent, -12.6 percent and -11.7 percent. Though poor in absolute terms, that final figure – the year to date market price return – was slightly ahead of the S&P 500 Index and marginally behind the Lipper benchmark.

For the quarter and the half, the greatest detractor for the Fund was its allocation to financial stocks, where it is overweighted relative to the S&P 500 Index. Two of the Fund’s five managers often take contrarian points of view, whereby they focus on stocks with extremely negative investor sentiment. These managers view the pessimism surrounding financials – as well as other out of favor sectors – as an opportunity, even though the news and current environment

www.all-starfunds.com	USA

would dictate otherwise. In many respects, the current situation is not unlike 1990-91 when money center banks – for example, Citigroup, Inc. – were extremely out of favor and was the last time these managers saw as compelling values in financial stocks as they see today.

In the current environment, there are few satisfied investors. Count us among them. We are not satisfied with the Fund’s recent performance – as distinct from its much better long-term performance – but we feel it would be a mistake if skilled, seasoned managers were to deviate from their investment disciplines. Frequently, times of financial turmoil – and, perhaps, irrational behavior – create opportunities for these value managers. We would point out that there are contrarian indicators that signal a possible reversal of the present trend. One is more than $3.5 trillion in money market funds, indicating not only the current fear, but also the potential liquidity that could be committed to equities. Another is net outflows from equity mutual funds for 14 straight months, indicating how low investor sentiment is. We’re not suggesting an immediate turnaround, but we are saying things are rarely as bad (or as good) as they seem. Emotion leads markets to overreact during both extremes.

We recommend that shareholders read this quarter’s investment manager interview with Craig Blum, CFA, of TCW, one of the Fund’s two growth style managers. He has interesting comments on two powerful growth opportunities – mobile computing and biotech – as well as some reflections on the current market environment and how he is navigating it during this difficult period.

We will continue to monitor the Fund and the broader markets and act in accord with our objective of consistent long-term returns for shareholders. Liberty All-Star Equity Fund remains a quality investment in which shareholders can be confident.

Sincerely,

William R. Parmentier, Jr.

President

Liberty All-Star Equity Fund

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager, respectively, as of July 2008 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

SECOND QUARTER REPORT  JUNE 30, 2008

LIBERTY ALL-STAR® EQUITY FUND
TABLE OF DISTRIBUTIONS & RIGHTS OFFERINGS

		RIGHTS OFFERINGS
			SHARES NEEDED
	PER SHARE	MONTH	TO PURCHASE		SUBSCRIPTION	TAX
YEAR	DISTRIBUTIONS	COMPLETED	ONE ADDITIONAL SHARE		PRICE	CREDITS*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10		$10.05
1993	1.07	October	15		10.41	$0.18
1994	1.00	September	15		9.14
1995	1.04
1996	1.18					0.13
1997	1.33					0.36
1998	1.40	April	20		12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10		8.99
2003	0.78
2004	0.89	July	10	**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10		6.51
2008
1st Quarter	0.19
2nd Quarter	0.19

*                The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s 10 percent distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**         The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY - Liberty All-Star Equity Fund’s current policy, in effect since 1988, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

DIVIDEND REINVESTMENT PLAN - Through the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund’s shareholders have the opportunity to have their dividends automatically reinvested in additional shares of the Fund. Participants are kept apprised of the status of their account through quarterly statements.

For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern Time. If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares if you wish to participate in the Plan.

LIBERTY ALL-STAR® EQUITY FUND
TOP 20 HOLDINGS & ECONOMIC SECTORS as of June 30, 2008 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
QUALCOMM, Inc.	2.09%
Wal-Mart Stores, Inc.	2.08
Arch Coal, Inc.	1.74
Citigroup, Inc.	1.70
Dell, Inc.	1.56
Devon Energy Corp.	1.54
Freddie Mac	1.42
Annaly Capital Management, Inc.	1.40
Fannie Mae	1.31
Microsoft Corp.	1.25
Google, Inc., Class A	1.18
Amazon.com, Inc.	1.15
Salesforce.com, Inc.	1.14
Schlumberger Ltd.	1.09
Staples, Inc.	1.08
Capital One Financial Corp.	1.08
Navistar International Corp.	1.00
Costco Wholesale Corp.	0.99
McDonald’s Corp.	0.98
Amgen, Inc.	0.98
26.76%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	22.80%
Financials	18.59
Health Care	13.16
Consumer Discretionary	12.51
Energy	10.32
Industrials	8.53
Consumer Staples	6.68
Materials	2.16
Utilities	1.53
Other Net Assets	3.72
100.00%

*                Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

LIBERTY ALL-STAR® EQUITY FUND
MAJOR STOCK CHANGES IN THE SECOND QUARTER
(Unaudited)

The following are the major ($6.0 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2008.

SECURITY NAME	PURCHASES (SALES)	SHARES AS OF 6/30/08

PURCHASES

Accenture Ltd., Class A	168,200	168,200
Adobe Systems, Inc.	218,900	218,900
Citigroup, Inc.	362,700	1,204,775
Corning, Inc.	404,400	404,400
Costco Wholesale Corp.	168,100	168,100
Encana Corp.	75,100	75,100
Huntington Bancshares, Inc.	870,425	870,425
Oracle Corp.	345,575	476,400
Procter & Gamble Co.	133,000	133,000
QUALCOMM, Inc.	196,700	559,300

SALES

Arch Coal, Inc.	(126,375)	275,500
Consol Energy, Inc.	(129,550)	69,150
CSX Corp.	(190,750)	—
Deere & Co.	(148,400)	—
eBay, Inc.	(239,300)	87,900
Genentech, Inc.	(91,000)	110,200
General Electric Co.	(282,200)	280,000
Genzyme Corp.	(105,800)	158,400
Mobile TeleSystems OJSC	(102,700)	—
Pfizer, Inc.	(377,925)	374,975
Schlumberger Ltd.	(82,500)	120,630
Washington Mutual, Inc. - Preferred Stock	(10,000)	—

LIBERTY ALL-STAR® EQUITY FUND

INVESTMENT MANAGERS / PORTFOLIO CHARACTERISTICS

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder re- ports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Index.

PORTFOLIO CHARACTERISTICS

AS OF JUNE 30, 2008

(UNAUDITED)	INVESTMENT STYLE SPECTRUM
	VALUE	GROWTH

	SCHNEIDER		PZENA		MATRIX		CHASE		TCW		TOTAL FUND		S&P 500 INDEX
Number of Holdings	58		43		39		34		32		175	*	500
Percent of Holdings in Top 10	51%		38%		39%		42%		49%		17%		20%
Weighted Average Market
Capitalization (billions)	$15		$43		$69		$59		$50		$49		$89
Average Five-Year
Earnings Per Share Growth	15%		5%		14%		31%		41%		22%		22%
Dividend Yield	3.4%		3.7%		2.1%		1.2%		0.4%		2.1%		2.3%
Price/Earnings Ratio	14	x	11	x	15	x	19	x	26	x	16	x	15	x
Price/Book Value Ratio	3.0	x	1.8	x	3.4	x	5.1	x	7.6	x	4.3	x	3.8	x

* Certain holdings are held by more than one manager.

LIBERTY ALL-STAR® EQUITY FUND

MANAGER INTERVIEW

Craig C. Blum, CFA

TCW Investment

Management Company

High quality, fast growing companies: There are very few of them, so TCW runs a concentrated portfolio

TCW Investment Management Company is one of All-Star’s five investment management firms. TCW is a growth manager, seeking to invest in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks leading companies with distinct advantages in their business model and an inherent edge over competitors. Research plays a critical role in the selection process, and the investment horizon is long term. The portion of the Liberty All-Star Equity Fund portfolio that is allocated to TCW is man- aged by Managing Director, Craig C. Blum, CFA. The Fund’s Investment Adviser, ALPS Advisers, Inc., moderated the interview.

How, in general, are companies in the portion of the Liberty All-Star Equity Fund that you manage performing in this difficult economic environment?

They’re performing quite well, actually. There has been no departure in our philosophy, which is based on high quality growth, concentrated positions and a long-term orientation. But, turnover year to date is about 35 percent, and that’s higher than normal. Earlier in the year, I felt that some selective pruning was in order, and that accounts for the higher turnover.

More specifically to your question, portfolio companies are generally meeting expectations. Our largest holding is QUALCOMM, and it is doing well as a supplier of 3G technology, which, as you know, is the third generation of mobile phone standards. It enables network operators to offer users a wider range of advanced services while achieving greater network capacity. Salesforce.com – the leader in on-demand customer relationship management – and some of our health care holdings are also doing well. In the first quarter, over 75 percent of our companies met or exceeded expectations and I expect the same sort of ratio in the second quarter. I believe that certain long-term secular trends can overwhelm cyclical headwinds, and we have tried to populate the portfolio with companies that are positioned to benefit from these trends. Everyone has an opinion on the macro environment, but what our research department is really good at is company-specific fundamentals and finding the most compelling growth opportunities longer term.

“ … certain long-term secular trends can over- whelm cyclical head- winds, and we have tried to populate the portfolio with companies that are positioned to benefit from these trends.”

When you talk about long-term secular trends, what would be an example?

One would be smartphones, such as the BlackBerry devices. Overall, we believe smartphones are the largest unit growth opportunity in the history of consumer electronics. I know that’s a bold statement, but the cell phone industry sells 1.3 billion handsets every year. The smartphone segment of the market is still very small, but it’s growing very rapidly – about 50 percent a year. So, even growing at 50 percent a year for three years, smartphones would still represent less than 10 percent of the market. If you look at Apple’s iPhone, it’s less than 1 percent of the market. Research In Motion, which makes the BlackBerry, is about 1 percent of the market. So, these are small market share stories but the growth rate is very high. QUALCOMM is a beneficiary, too. Its technology powers these new 3G devices. More recently, we added Marvell to the portfolio because it is another electronics company that is levered to the smartphone industry.

Another theme that I would highlight within health care is biotech/biopharma. There are great growth stories and the companies in the industry aren’t too closely correlated to GDP growth, which is a plus if the economy re- mains weak for several quarters. Companies such as Genzyme, Genentech, Cephalon and Gilead Sciences should do quite well. Gilead Sciences, which is new to the portfolio, dominates the market for frontline therapy for HIV. It’s an uncomfortable subject, but the fact is HIV-AIDS infection rates continue to grow around the world.

You invest in quality growth companies. What is your definition of “quality growth?”

It’s first defined by a big revenue opportunity, because if you want to be a growth business and if you’re like us and you want to own the stock for several years, you better have a big revenue opportunity facing you. If it’s too small, you’re going to penetrate the opportunity too quickly. It’s also defined by competitive advantages inherent in the business that we can see and even measure.

Advantages have to be real and sustainable, they can’t just be stories. And then, quality is al- ways verified. It’s always validated when the company can capture share profitably year after year. In other words, we don’t want to own a company that is cutting price and destroying margins just to get market share. We want high or even rising margins and market share capture. So, that’s how we define it: big revenue opportunity, competitive advantages that are real and sustainable, and numbers generated by the company that confirm to us that it is a quality business. Now, there aren’t many companies that can do this. The universe is probably 50 to 100 companies.

“[We define quality growth as] big revenue opportunity, competitive advantages that are real and sustainable, and numbers generated by the company that confirm to us that it is a quality business.”

And, that’s one reason for the concentrated portfolio?

That’s right. We have high standards that not many companies meet. Naturally, there are fewer of these companies, so it’s difficult to find them.

What is a stock in the portion of the Liberty All-Star Equity Fund portfolio that you man- age that you feel has been treated unfairly by investors … in other words, a quality company whose performance is lagging its strong underlying fundamentals.

I would say Amazon. It was a great stock in 2007 when investors recognized all the value creation that has been going on for years. This year it has underperformed and is well off its highs. Investors seem to be concerned about valuation, but I believe they don’t realize that the potential margins in this business are much higher in the future than they are today. Management has been spending aggressively to continue to grow the business and to differentiate Amazon, and they’re doing it successfully. Amazon is growing its third-party business in Europe and in the U.S., and it’s entering new product categories, such as jewelry, apparel and even wine. The company is doing lots of exciting things, but that’s keeping margins artificially low – in the 5 percent range. We think that longer term this is a double-digit pre-tax margin retail business. Amazon could push a button, stop spending and margins would go to double digits right away, but we don’t want the company to do that. We want management to continue to use the strong cash flow to innovate, differentiate and grow the business. Plus, the opportunity is just so huge. Amazon may be 1 percent or 1.5 percent of retail. If it got to be 10 or 12 per- cent of retail it would become a Wal-Mart. Finally, it’s running uncontested with its type of retail model. No one talks about this, but there’s no one else that has Amazon’s infra- structure. They’re it. For everyone else, it’s too late to try to replicate what Amazon has done. That’s driving the third-party opportunity, in which other retailers who can’t compete simply list their products for sale on Amazon and share the profits.

When we get into these difficult markets, do you do anything differently? Obviously, you are going to adhere to your style and strategy. We mean, for instance, trading, or doubling up on due diligence, monitoring portfolio companies more closely.

In this kind of environment, the easy answer is that we do even more work and we’re more diligent and we check and double check and even triple check. But, I would say that the more insightful answer would be that your margin of safety has to be larger and you’ve almost got to expect that management isn’t going to have all the answers in an environment with so many surprises. So, we stress test our models even more to see how they respond in a wide variety of scenarios. And we are very careful about picking our entry points, i.e., the price we pay for a stock. This matters a lot in the kind of high volatility environment that we have. That doesn’t mean we’re trading or trying to outsmart the market. It just means we’re being patient and waiting for the optimal moment to buy. If the stock rolls over and drops 20 percent but we still believe in it, we’ve got to be ready to buy more because that’s our opportunity. That’s what we get paid to do: Deliver our best thinking and our best ideas every day.

“In this kind of [difficult] environment, the easy answer is that we do even more work and we’re more diligent … but the more insightful answer would be that your margin of safety has to be larger …”

Many thanks for a good interview.

LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS
as of June 30, 2008 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (95.78%)

„CONSUMER DISCRETIONARY (12.16%)
Auto Components (0.54%)
Magna International, Inc., Class A	98,875	$5,857,355
Visteon Corp.(a)	239,850	630,806
		6,488,161

Hotels, Restaurants & Leisure (2.22%)
Carnival Corp.	180,875	5,961,640
Las Vegas Sands Corp.(a)	43,590	2,067,910
McDonald’s Corp.	207,800	11,682,516
Yum! Brands, Inc.	189,700	6,656,573
		26,368,639

Household Durables (1.50%)
Centex Corp.	340,425	4,551,482
DR Horton, Inc.	131,075	1,422,164
NVR, Inc.(a)	11,275	5,638,402
Whirlpool Corp.	100,250	6,188,433
		17,800,481

Internet & Catalog Retail (1.15%)
Amazon.com, Inc.(a)	187,080	13,718,576

Leisure Equipment & Products (0.14%)
Mattel, Inc.	94,875	1,624,260

Media (3.02%)
Comcast Corp., Class A	441,500	8,282,540
Liberty Media Corp., Capital Group, Series A(a)	65,729	946,498
Liberty Media Corp., Entertainment(a)	146,566	3,551,294
The McGraw-Hill Cos., Inc.	218,000	8,746,160
Omnicom Group, Inc.	34,200	1,534,896
Time Warner, Inc.	625,000	9,249,999
XM Satellite Radio Holdings, Inc., Class A(a)	453,550	3,555,832
		35,867,219

Multi-line Retail (0.66%)
J.C. Penney Co., Inc.	162,650	5,902,569
Kohl’s Corp.(a)	48,700	1,949,948
		7,852,517

Specialty Retail (2.34%)
Chico’s FAS, Inc.(a)	283,350	1,521,590
Home Depot, Inc.	263,250	6,165,314
Office Depot, Inc.(a)	325,000	3,555,500
Staples, Inc.	542,025	12,873,093
The TJX Companies, Inc.	116,550	3,667,829
		27,783,326

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Textiles, Apparel & Luxury Goods (0.59%)
NIKE, Inc., Class B	117,100	$6,980,331

„CONSUMER STAPLES (6.68%)
Beverages (0.41%)
The Coca-Cola Co.	94,700	4,922,506

Food & Staples Retailing (3.86%)
Costco Wholesale Corp.	168,100	11,790,534
CVS Caremark Corp.	125,700	4,973,949
Walgreen Co.	135,000	4,388,850
Wal-Mart Stores, Inc.	439,375	24,692,875
		45,846,208

Food Products (0.88%)
Kraft Foods, Inc.	174,575	4,966,658
Sara Lee Corp.	240,146	2,941,789
Smithfield Foods, Inc.(a)	1,800	35,784
Tyson Foods, Inc., Class A	167,625	2,504,318
		10,448,549

Household Products (1.53%)
Colgate-Palmolive Co.	115,500	7,981,050
Kimberly-Clark Corp.	36,100	2,158,058
Procter & Gamble Co.	133,000	8,087,730
		18,226,838

„ENERGY (10.32%)
Energy Equipment & Services (2.39%)
Oceaneering International, Inc.(a)	68,800	5,301,040
Schlumberger Ltd.	120,630	12,959,281
Transocean, Inc.(a)	45,499	6,933,593
Weatherford International Ltd.(a)	65,400	3,243,186
		28,437,100

Oil, Gas & Consumable Fuels (7.93%)
Apache Corp.	60,000	8,340,000
Arch Coal, Inc.	275,500	20,670,764
BP PLC(b)	85,979	5,981,559
Cameco Corp.	17,425	747,010
Chevron Corp.	108,300	10,735,779
ConocoPhillips	115,000	10,854,850
Consol Energy, Inc.	69,150	7,770,386
Devon Energy Corp.	152,400	18,312,384
EnCana Corp.	75,100	6,828,843
Valero Energy Corp.	46,000	1,894,280
XTO Energy, Inc.	29,800	2,041,598
		94,177,453

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

„FINANCIALS (18.57%)
Capital Markets (1.79%)
The Goldman Sachs Group, Inc.	7,250	$1,268,025
Lehman Brothers Holdings, Inc.	160,400	3,177,524
Merrill Lynch & Co., Inc.	182,000	5,771,220
Morgan Stanley	306,875	11,068,981
		21,285,750

Commercial Banks (1.66%)
Comerica, Inc.	128,675	3,297,940
Huntington Bancshares, Inc.	870,425	5,022,352
National City Corp.	1,153,154	5,500,545
Wachovia Corp.	378,200	5,873,446
		19,694,283

Consumer Finance (1.24%)
Capital One Financial Corp.	338,325	12,859,733
Discover Financial Services LLC	143,000	1,883,310
		14,743,043

Diversified Financial Services (4.22%)
Bank of America Corp.	462,275	11,034,504
Citigroup, Inc.	1,204,775	20,192,029
IntercontinentalExchange, Inc.(a)	72,600	8,276,400
JPMorgan Chase & Co.	311,650	10,692,712
		50,195,645

Insurance (5.11%)
Aflac, Inc.	141,600	8,892,480
The Allstate Corp.	193,125	8,804,569
American International Group, Inc.	267,225	7,070,774
Berkshire Hathaway, Inc., Class A(a)	75	9,056,250
Fidelity National Financial, Inc.	441,150	5,558,490
Genworth Financial, Inc., Class A	298,150	5,310,052
The Progressive Corp.	136,720	2,559,398
RenaissanceRe Holdings Ltd.	71,325	3,186,088
Torchmark Corp.	121,125	7,103,981
Unum Group	52,675	1,077,204
Willis Group Holdings Ltd.	28,800	903,456
XL Capital Ltd., Class A	57,224	1,176,525
		60,699,267

Real Estate (0.02%)
The St. Joe Co.	8,200	281,424

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Real Estate Investment Trusts (1.66%)
Annaly Capital Management, Inc.	1,073,224	$16,645,704
Redwood Trust, Inc.	132,125	3,011,129
		19,656,833

Thrifts & Mortgage Finance (2.87%)
Fannie Mae	797,516	15,559,537
Freddie Mac	1,031,775	16,921,110
The PMI Group, Inc.	113,825	221,959
Washington Mutual, Inc.	285,325	1,406,652
		34,109,258

„HEALTH CARE (13.16%)
Biotechnology (3.83%)
Amgen, Inc.(a)	247,225	11,659,131
Cephalon, Inc.(a)	80,200	5,348,538
Genentech, Inc.(a)	110,200	8,364,180
Genzyme Corp.(a)	158,400	11,407,968
Gilead Sciences, Inc.(a)	164,300	8,699,685
		45,479,502

Health Care Equipment & Supplies (3.42%)
Baxter International, Inc.	149,200	9,539,848
Becton Dickinson & Co.	81,400	6,617,820
Boston Scientific Corp.(a)	158,825	1,951,959
Covidien Ltd.	213,000	10,200,570
Intuitive Surgical, Inc.(a)	19,100	5,145,540
Varian Medical Systems, Inc.(a)	139,700	7,243,445
		40,699,182

Health Care Providers & Services (1.50%)
AmerisourceBergen Corp.	167,713	6,706,842
Brookdale Senior Living, Inc.	39,650	807,274
Express Scripts, Inc.(a)	66,300	4,158,336
Omnicare, Inc.	235,125	6,164,978
		17,837,430

Health Care Technology (0.51%)
Cerner Corp.(a)	134,732	6,087,192

Pharmaceuticals (3.90%)
Bristol-Myers Squibb Co.	461,350	9,471,516
Johnson & Johnson	179,125	11,524,902
Pfizer, Inc.	374,975	6,550,813
Schering-Plough Corp.	123,475	2,431,223
Teva Pharmaceutical Industries Ltd.(b)	173,600	7,950,880
Wyeth	175,200	8,402,592
		46,331,926

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

„INDUSTRIALS (8.49%)
Aerospace & Defense (2.39%)
The Boeing Co.	52,725	$3,465,087
Bombardier, Inc., Class B(a)	156,975	1,140,713
General Dynamics Corp.	119,200	10,036,640
L-3 Communications Holdings, Inc.	25,300	2,299,011
Lockheed Martin Corp.	55,100	5,436,166
Northrop Grumman Corp.	89,450	5,984,205
		28,361,822

Air Freight & Logistics (1.13%)
C.H. Robinson Worldwide, Inc.	152,545	8,365,568
Expeditors International of Washington, Inc.	117,890	5,069,270
		13,434,838

Airlines (0.02%)
Southwest Airlines Co.	16,700	217,768

Commercial Services & Supplies (0.63%)
Monster Worldwide, Inc.(a)	362,000	7,460,820

Electrical Equipment (0.42%)
ABB Ltd.(a)(b)	177,400	5,023,968

Industrial Conglomerates (2.00%)
3M Co.	112,400	7,821,916
General Electric Co.	280,000	7,473,200
Tyco International Ltd.	213,000	8,528,520
		23,823,636

Machinery (1.00%)
Navistar International Corp.(a)	179,833	11,836,608

Road & Rail (0.88%)
Burlington Northern Santa Fe Corp.	75,700	7,561,673
J.B. Hunt Transport Services, Inc.	86,300	2,872,064
		10,433,737

Trading Companies & Distributors (0.02%)
Wolseley PLC(b)	39,200	290,864

„INFORMATION TECHNOLOGY (22.71%)
Communications Equipment (5.36%)
Alcatel-Lucent(a)(b)	1,786,333	10,789,451
Cisco Systems, Inc.(a)	352,000	8,187,520
Corning, Inc.	404,400	9,321,420
Motorola, Inc.	503,275	3,694,039
QUALCOMM, Inc.	559,300	24,816,141
Research In Motion Ltd.(a)	58,600	6,850,340
		63,658,911

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Computers & Peripherals (2.75%)
Apple, Inc.(a)	37,300	$6,245,512
Dell, Inc.(a)	848,325	18,561,351
International Business Machines Corp.	47,000	5,570,910
NetApp, Inc.(a)	109,115	2,363,431
		32,741,204

Electronic Equipment & Instruments (0.51%)
AU Optronics Corp.(b)	114,243	1,809,603
Avnet, Inc.(a)	13,550	369,644
Tyco Electronics Ltd.	107,750	3,859,605
		6,038,852

Internet Software & Services (2.45%)
Akamai Technologies, Inc.(a)	143,695	4,999,149
eBay, Inc.(a)	87,900	2,402,307
Google, Inc., Class A(a)	26,700	14,055,414
VeriSign, Inc.(a)	189,595	7,166,691
Yahoo!, Inc.(a)	24,000	495,840
		29,119,401

IT Services (2.90%)
Accenture Ltd., Class A	168,200	6,849,104
Affiliated Computer Services, Inc., Class A(a)	92,225	4,933,115
BearingPoint, Inc.(a)	672,505	544,729
Cognizant Technology Solutions Corp.(a)	139,500	4,535,145
Visa, Inc.(a)	108,400	8,814,004
The Western Union Co.	355,000	8,775,600
		34,451,697

Semiconductors & Semiconductor Equipment (3.02%)
Analog Devices, Inc.	268,000	8,514,360
Intel Corp.	325,000	6,981,000
International Rectifier Corp.(a)	324,803	6,236,218
Marvell Technology Group Ltd.(a)	289,800	5,117,868
Novellus Systems, Inc.(a)	393,000	8,327,670
Qimonda AG(a)(b)	301,600	717,808
		35,894,924

Software (5.72%)
Adobe Systems, Inc.(a)	218,900	8,622,471
CA, Inc.	409,400	9,453,046
Microsoft Corp.	539,200	14,833,391
Oracle Corp.(a)	476,400	10,004,400
Salesforce.com, Inc.(a)	198,900	13,570,947
Symantec Corp.(a)	593,200	11,478,420
		67,962,675

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

„MATERIALS (2.16%)
Chemicals (1.90%)
Cytec Industries, Inc.	20,375	$1,111,660
Potash Corp. of Saskatchewan, Inc.	46,200	10,559,934
Praxair, Inc.	115,600	10,894,144
		22,565,738

Metals & Mining (0.26%)
Allegheny Technologies, Inc.	52,800	3,129,984

„UTILITIES (1.53%)
Independent Power Producers & Energy Traders (0.73%)
Reliant Energy, Inc.(a)	406,975	8,656,358

Multi-Utilities (0.80%)
Sempra Energy	81,250	4,586,563
Wisconsin Energy Corp., Series C	110,200	4,983,244
		9,569,807

TOTAL COMMON STOCKS (COST OF $1,280,331,170)		1,138,316,511

EXCHANGE TRADED FUND (0.25%)

„EXCHANGE TRADED FUND (0.25%)
iShares Russell 1000 Value Index Fund
(COST OF $3,488,521)	42,350	2,924,268

PREFERRED STOCK (0.35%)

„CONSUMER DISCRETIONARY (0.35%)
Automobiles (0.35%)
General Motors Corp., 6.250%
(COST OF $5,239,859)	314,100	4,164,966

	PRINCIPAL AMOUNT
CORPORATE BONDS (0.15%)

„FINANCIALS (0.02%)
Real Estate Investment Trusts (0.02%)
iStar Financial, Inc., Convertible
3.198%, 10/01/12(c)	$320,000	251,200

„INDUSTRIALS (0.04%)
Airlines (0.04%)
Continental Airlines, Inc.
5.000%, 06/15/23	641,000	493,570

See Notes to Schedule of Investments and Financial Statements

	PRINCIPAL AMOUNT	MARKET VALUE

CORPORATE BONDS (continued)

„INFORMATION TECHNOLOGY (0.09%)
Semiconductors & Semiconductor Equipment (0.09%)
Qimonda Finance LLC, Convertible, Series ADS 6.750%, 03/22/13	$1,383,000	$1,000,946

TOTAL CORPORATE BONDS (AMORTIZED COST OF $2,195,733)		1,745,716

	PAR VALUE

SHORT TERM INVESTMENT (3.66%)

„REPURCHASE AGREEMENT (3.66%)
Repurchase agreement with State Street Bank & Trust Co., dated 06/30/08, due 07/01/08 at 1.150%, collateralized by several U.S. Treasury Bonds with various maturity dates, market value of $44,432,563 (Repurchase proceeds of $43,554,391) (COST OF $43,553,000)	$43,553,000	43,553,000

TOTAL INVESTMENTS (100.19%) (COST OF 1,334,808,283)(d)		1,190,704,461
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.19%)		(2,215,218)
NET ASSETS (100.00%)		$1,188,489,243
NET ASSET VALUE PER SHARE (178,677,459 SHARES OUTSTANDING)		$6.65

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) American Depositary Receipt.

(c) Floating or variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.

(d) Cost of investments for federal income tax purposes is $1,353,726,714.

Gross unrealized appreciation and depreciation at June 30, 2008 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$99,206,806
Gross unrealized depreciation	(262,229,059)
Net unrealized appreciation	$(163,022,253)

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2008 (Unaudited)

ASSETS:
Investments at market value (cost $1,334,808,283)	$1,190,704,461
Cash	3,322
Receivable for investments securities sold	6,674,497
Dividends and interest receivable	1,717,947
Prepaid and other assets	169,749

TOTAL ASSETS	1,199,269,976

LIABILITIES:
Payable for investments securities purchased	9,531,498
Investment advisory fees payable	741,090
Payable for administration, pricing and bookkeeping fees	195,366
Accrued expenses	312,779

TOTAL LIABILITIES	10,780,733

NET ASSETS	$1,188,489,243

NET ASSETS REPRESENTED BY:
Paid-in capital (unlimited number of shares of beneficial interest without par value authorized; 178,677,459 shares outstanding)	$1,377,324,568
Overdistributed net investment income	(62,018,026)
Accumulated net realized gain on investments and foreign currency transactions	17,286,523
Net unrealized depreciation on investments and foreign currency translations	(144,103,822)

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF COMMON STOCK ($6.65 PER SHARE)	$1,188,489,243

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008 (Unaudited)

INVESTMENT INCOME:
Dividends		$11,793,399
Interest		551,442

TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXESWITHHELD AT SOURCE WHICH AMOUNTED TO $22,839)		12,344,841

EXPENSES:
Investment advisory fee	$4,639,684
Administrative fee	1,159,921
Pricing and bookkeeping fees	123,289
Audit fees	22,181
Custodian fee	45,726
Insurance expense	26,818
Legal fees	75,950
NYSE fee	22,988
Shareholder communication expenses	152,394
Transfer agent fees	62,771
Trustees’ fees and expenses	102,782
Miscellaneous expenses	30,927

TOTAL EXPENSES		6,465,431

NET INVESTMENT INCOME	5,879,410

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on:
Investments	28,386,334
Foreign currency transactions	1,016,945

Net realized gain on investment transactions and foreign currency		29,403,279

Net unrealized appreciation/(depreciation) on investments and foreign currency:
Beginning of year	77,374,254
End of period	(144,103,822)

Net change in unrealized appreciation		(221,478,076)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(186,195,387)

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2008	DECEMBER 31,
	(UNAUDITED)	2007
OPERATIONS
Net investment income	$5,879,410	$10,485,623
Net realized gain on investment transactions and foreign currency	29,403,279	129,259,940
Net change in unrealized appreciation	(221,478,076)	(78,749,093)
Net increase/(decrease) in net assets resulting from operations	(186,195,387)	60,996,470

DISTRIBUTIONS DECLARED FROM:
Net investment income	(67,897,436)	(10,481,845)
Net realized gain on investments	—	(130,484,791)
Paid-in capital	—	(1,325,845)
Total distributions	(67,897,436)	(142,292,481)

CAPITAL TRANSACTIONS:
Proceeds from rights offering, net of offering cost	36,327	104,153,923
Dividend reinvestments	—	47,921,780
Net increase in net assets derived from capital share transactions	36,327	152,075,703
Total increase/(decrease) in net assets	(254,056,496)	70,779,692

NET ASSETS:
Beginning of year	1,442,545,739	1,371,766,047
End of period (including overdistributed net investment income of $(62,018,026) and $0, respectively)	$1,188,489,243	$1,442,545,739

See Notes to Financial Statements

IntentIonally left Blank

LIBERTY ALL-STAR® EQUITY FUND

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED
	JUNE 30, 2008
	(UNAUDITED)

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$8.07

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.03
Net realized and unrealized gain/(loss) on investments and foreign currency	(1.07)
Total from Investment Operations	(1.04)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.38)
Realized capial gain	—
Return of capital	—
Total Distributions	(0.38)
Change due to rights offering (a)	—
Total Distributions and Rights Offering	(0.38)
Net asset value at end of period	$6.65
Market price at end of period	$5.87

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (b)
Based on net asset value	(12.6	)%(d)
Based on market price	(11.7	)%(d)

RATIO AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)	$1,188
Ratio of expenses to average net assets (c)	0.99	%(e)
Ratio of net investment income to average net assets (c)	0.90	%(e)
Portfolio turnover rate	42	%(d)

(a)          Effect of Fund’s rights offerings for shares at a price below net asset value.

(b)         Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights in the Fund’s rights offering were exercised.

(c)          The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(d)         Not annualized.

(e)          Annualized.

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

FINANCIAL HIGHLIGHTS

YEAR ENDED DECEMBER 31,
2007	2006	2005	2004	2003

$8.76	$8.85	$9.30	$9.13	$7.14

0.07	0.04	0.02	0.02	0.01

0.31	0.75	0.40	1.09	2.76
0.38	0.79	0.42	1.11	2.77

(0.07)	(0.04)	(0.02)	(0.02)	(0.01)
(0.82)	(0.81)	(0.56)	(0.66)	(0.30)
(0.01)	(0.03)	(0.29)	(0.21)	(0.47)
(0.90)	(0.88)	(0.87)	(0.89)	(0.78)
(0.17)	—	—	(0.05)	—
(1.07)	(0.88)	(0.87)	(0.94)	(0.78)
$8.07	$8.76	$8.85	$9.30	$9.13
$7.05	$8.29	$8.28	$9.56	$9.46

5.3%	10.4%	5.0%	13.0%	40.7%
(2.8)%	11.7%	(4.4)%	12.1%	56.7%

$1,443	$1,372	$1,368	$1,372	$1,153
0.98%	1.01%	0.99%	1.01%	1.04%
0.76%	0.43%	0.20%	0.20%	0.11%
74%	72%	46%	57%	64%

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of longterm capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”), based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Foreign Securities

The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (REIT’s). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on January 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2008.

		Other
	Investments in	Financial
Valuation Inputs	Securities	Instruments*

Level 1- Quoted Prices	$1,145,405,745	—

Level 2- Other Significant Observable Inputs	$45,298,716	—

Level 3- Significant Unobservable Inputs	$0	—

Total	$1,190,704,461	—

*                Other financial instruments are derivative investments not reflected in the Schedule of Investments such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

For the six months ended June 30, 2008, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Federal Income Tax Status

Consistent with the Fund’s policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Recent Accounting Pronouncements

Effective January 1, 2007, the Fund adopted FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and the State of Colorado. The statute of limitations on the Fund’s federal tax return filings remains open for the years ended December 31, 2004 through December 31, 2007. The Fund’s Colorado tax return filings remain open for the years ended December 31, 2006 through December 31, 2007. To our knowledge there are no federal or Colorado income tax returns currently under examination.

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management has begun to evaluate the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

resulting primarily from differing treatments for net operating losses and prior year excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated
Net Investment	Accumulated	Paid-In
Income	Net Realized Loss	Capital
$(3,778)	$18,805	$(15,027)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders

The tax character of distributions paid during the year ended December 31, 2007 was as follows:

12/31/07

Distributions paid from:
Ordinary income	$45,925,877
Long-term capital gain	95,044,046
140,969,923
Return of capital	—
$140,969,923

The Fund intends to defer to its fiscal year ending December 31, 2008 approximately $1,727,302 of losses recognized during the period from November 1, 2007 to December 31, 2007.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Long	Net Unrealized
Term Capital Losses	Appreciation
$(1,727,302)	$66,984,800

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisers, Inc. (“AAI”) serves as the investment adviser to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Under Portfolio Management Agreements, AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they managed. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Pricing and Bookkeeping Fees

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.200%
Next $400 million	0.180%
Next $400 million	0.162%
Over $1.2 billion	0.146%

In addition, ALPS provides pricing and bookkeeping services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges).

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

The Fund also reimburses ALPS for out-of- pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income- producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE  5.  PORTFOLIO  INFORMATION

For the six months ended June 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short- term obligations, were $535,023,961 and $572,001,891, respectively.

NOTE  6.  CAPITAL  TRANSACTIONS

In a rights offering commencing November 13, 2007, shareholders exercised rights to purchase 16,068,191 shares at $6.51 per share for proceeds, net of expenses, of $104,153,923 for the fiscal year ending December 31, 2007. As of June 30, 2008, total proceeds, net of expenses, amounted to $104,190,250. For the year ended December 31, 2007, distributions of $47,921,780 were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 5,939,450 shares.

NOTE 7. RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On April 23, 2008, the Annual Meeting of Shareholders of the Fund was held to elect two Trustees. On February 15, 2008, the record date for the Meeting, the Fund had outstanding 178,677,459 shares of beneficial interest. The votes cast at the meeting were as follows:

Proposal to elect two Trustees:

	For	Withheld
Thomas W. Brock	123,614,735	4,787,559
George R. Gaspari	122,395,519	6,006,775

LIBERTY ALL-STAR® EQUITY FUND

RE-APPROVAL OF THE INVESTMENT ADVISORY CONTRACTS

June 30, 2008 (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF THE INVESTMENT ADVISORY CONTRACTS

The Investment Company Act of 1940 requires that the Board of Trustees of the Fund (the “Board”), including all of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), annually review the Fund’s investment advisory agreements and consider whether or not to re-approve them for an additional year. At its meeting on June 11, 2008, the Board, including the Independent Trustees, with the exception of Mr. John Benning who was unavoidably absent, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisers, Inc. (“AAI”) and the five separate Portfolio Management Agreements, each among the Fund, AAI and a Portfolio Manager (each, an “Agreement”) (Matrix Asset Advisors, Inc.; TCW Investment Management Company; Pzena Investment Management, LLC; Schneider Capital Management Corporation; and Chase Investment Counsel Corporation, each a “Portfolio Manager” and collectively the “Portfolio Managers”). Prior to the Board action, the Independent Trustees met to consider management’s recommendations as to the renewal of each Agreement. As part of the process to consider these matters, legal counsel to the Independent Trustees requested certain information from AAI and each Portfolio Manager. In response to these requests, the Independent Trustees received extensive reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Board’s consideration of the Agreements. Counsel also provided the Independent Trustees and the Board with a memorandum detailing their responsibilities pertaining to the renewal of each Agreement. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

In voting to approve the continuation of each Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not detail all the matters considered by the Board, but provides a summary of the material matters it considered. The Board considered whether each Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on: (1) the nature, extent and quality of the services to be provided under each Agreement; (2) the investment performance of the Fund; (3) the cost to the Fund (including management fees and expense ratios) of the services provided and profits realized by AAI and its affiliates from their relationships with the Fund and with respect to other funds and accounts managed by AAI; (4) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (5) potential fall-out benefits to AAI and each Portfolio Manager from their relationships with the Fund; and (6) other general information about AAI and each Portfolio Manager. The following is a summary of the Board’s discussion and conclusions regarding these matters.

NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED

The Trustees considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. In connection with its review, the Board considered the AAI team’s long-term history of care and conscientiousness in the management of the Fund and the administrative services provided to the Fund by AAI and its affiliates. The Board also considered each Portfolio

LIBERTY ALL-STAR® EQUITY FUND

RE-APPROVAL OF THE INVESTMENT ADVISORY CONTRACTS

June 30, 2008 (Unaudited)

Manager’s demonstrated consistency in investment approach. It reviewed the background and experience of the personnel at AAI responsible for portfolio manager selection, evaluation and monitoring for the Fund and the Portfolio Managers personnel responsible for managing the Fund’s portfolio. The Board also considered the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and the respective Portfolio Managers to the Fund were appropriate and consistent with the terms of the respective Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements. The Board also concluded that the quality of those services had been consistent with or superior to quality norms in the industry and that AAI and the respective Portfolio Managers had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their continuing ability to attract and retain well-qualified personnel. Finally, the Board concluded that the financial condition of each of AAI and the respective Portfolio Managers was sound.

INVESTMENT PERFORMANCE

The Board reviewed the long-term and short- term investment performance of the Fund and other investment companies and other accounts managed by the Portfolio Managers. The performance information provided demonstrated to the Trustees a generally consistent pattern of favorable long-term performance for shareholders of the Fund.

COSTS OF THE SERVICES PROVIDED TO THE FUND AND THE PROFITS REALIZED BY AAI FROM ITS RELATIONSHIP WITH THE FUND

The Board reviewed the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also compared the Fund’s management fees to the fees charged by AAI and the Portfolio Managers to their other accounts, including fees for institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board also reviewed the fee breakpoint schedule that lowers the advisory fee rate as the Fund’s assets increase. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisors for managing comparable funds with similar strategies and the fees AAI and the Portfolio Managers charge to other clients.

PROFITABILITY AND COSTS OF SERVICES TO AAI

The Board reviewed reports of the financial position of each of AAI and the Portfolio Managers. The Board determined that the profitability of AAI was reasonable in relation to the services provided and to the costs of providing fund management services to the Fund. The Trustees also considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that AAI or the Portfolio Managers might receive in connection with their association with the Fund, and acknowledged AAI’s and each Portfolio Manager’s well-established stand-alone management relationships independent of the Fund and the regulatory risks each assumed in connection with the management of the Fund.

EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE

The Board reviewed the fee breakpoint schedule and concluded that it reflects certain economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services by AAI and the management of Fund assets by each Portfolio Manager.

The Board also considered its long association with AAI and AAI’s relationships with the Portfolio Managers and their personnel, and the Board’s familiarity with their culture to evaluate the services to be provided. The Board will meet at least four times per year in order to oversee the operations of the Fund. At such meetings, AAI and the Portfolio Managers will submit and/or make presentations and discuss performance, compliance and other relevant issues

LIBERTY ALL-STAR® EQUITY FUND

DESCRIPTION OF LIPPER BENCHMARK AND MARKET INDICES

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar- weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales- per-share growth value, compared to the S&P 500 Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

INVESTMENT ADVISER

ALPS Advisers, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 Seventeenth Street, Suite 3600

Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 43078

Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL

Kirkpatrick & Lockhart
Preston Gates Ellis LLP

1601 K Street, NW Washington, DC 20006

TRUSTEES

John A. Benning*

Thomas W. Brock*

Edmund J. Burke

George R. Gaspari*

Richard W. Lowry*, Chairman

Dr. John J. Neuhauser*

Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Jeremy O. May, Treasurer
Kimberly R. Storms, Assistant Treasurer
Tané T. Tyler, Secretary
Phillip Perrone, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Com- mission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Refer- ence Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000217 12/31/08

Item 2. Code of Ethics.

Not Applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not Applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this Report.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisers, Inc. (the “Adviser”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Adviser, the Fund’s Board reviewed and approved the policies and procedures adopted by the Adviser. These included the procedures that the Adviser follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Adviser, its affiliates, its other clients or other persons.

The Adviser’s policy is to vote all proxies for Fund securities in a manner considered by the Adviser to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Adviser or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Adviser or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Adviser or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Adviser addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Adviser, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Adviser’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Adviser has retained Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable to this Report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

During the six months ended June 30, 2008, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR are Not Applicable to this Report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	September 8, 2008

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	September 8, 2008